UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2026, Reliance Global Group, Inc. (the “Company”) filed a certificate of amendment (the “Certificate of Amendment”) to its Articles of Restatement to the Articles of Incorporation, as amended (the “Articles of Incorporation”), with the Florida Department of State, Division of Corporations relating to a 1-for-40 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock as well as the authorized number of shares of the Company’s common stock. The Reverse Stock Split is expected to become effective at 5:00 p.m. Eastern time, after the close of trading on the Nasdaq Capital Market (“Nasdaq”), on May 15, 2026 and the common stock is expected to begin trading on Nasdaq on a Reverse Stock Split-adjusted basis on May 18, 2026 at market open.

As a result of the Reverse Stock Split, the number of outstanding shares of common stock will be reduced from approximately 22,230,563 shares to approximately 555,764 shares and the number of authorized shares of common stock will be decreased to 50 million. The par value and other terms of the common stock will not be affected by the Reverse Stock Split. The Company’s post-Reverse Stock Split common stock CUSIP number will be 75946W504.

A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On May 14, 2026, the Company issued a press release regarding the Reverse Stock Split. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in any website is not a part of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Reliance Global Group, Inc.,
99.1	Press Release of Reliance Global Group, Inc., dated May 14, 2026.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: May 14, 2026	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer